Exhibit 10.8

借款协议
Loan Agreement

本协议由以下双方于2010年5 月23 日在安阳达成：
This Agreement is entered by and between following parties in Anyang on May 23, 2010:

贷方：王新顺
Lender: Wang Xin Shun

借方：河南省顺成集团煤焦有限公司
Borrower: Henan Shuncheng Group Coal Coke Co., Ltd.

第一条                      借款 The Loan
贷方和借方在此确认，截至2009年12月31日，贷方已向借方提供借款余额为人民币243,644,070元，折合美元35,635,066元（以下简称“借款”）。
The Lender and Borrower herby confirm that, as of December 31, 2009, the outstanding balance on the Lender’s loan to the Borrower is RMB 243,644,070, equal to US$35,635,066 (the “Loan”).

第二条                      借款期限 Term of the Loan
双方同意，贷方向借方提供的借款期限为十二年，自2009年12月31日起算。
Both of the parties agree that, the term of the Loan provided by the Lender to the Borrower is twelve years, commencing from December 31, 2009.

第三条                      利息 Interest
双方同意，在2009年12月31日之前，贷方向借方提供的任何借款均为无息借款。自2009年12月31日起，贷方向借方的提供的借款的年利率为固定利率3%， 在还清借款前，利息累计但不计复利。借方可选择但并非有义务在2009年12月31日起2年内偿还利息。双方同意，在2011年12月31日，累计到期未付利息计入本金。
Both of the parties agree that, any loans provided by the Lender to the Borrower before December 31, 2009, are interest-free. Since December 31, 2009, until repayment the Loan will accrue interest, at a fixed rate of interest of 3% per annum on a non-compounding basis. The Borrower has the option but not the obligation to pay interest during the first two years as of December 31, 2009. Both of the parties agree that, on December 31, 2011, any accrued and unpaid interest will be added to the principal amount of the Loan.

第四条                      借款的偿还 Repayment of the Loan
双方同意，自2012年1月1日起十年，借方应按截至2012年1月1日的借款余额，每月以等额本息的方式向贷方偿还本息，每年偿付剩余本息的10%。
Both of the parties agree that, since January 1, 2012, Borrower will be obligated to pay 10% of the outstanding indebtedness as of January 1, 2012 for each year over the remaining term of 10 years and make equal monthly interest and principal payments to the Lender.

第五条                      放弃 Waiver
贷方同意并承诺，在借款到期即2021年12月31日前，在任何情况下都不追究借方任何逾期还款责任。
The Lender further agrees and covenants that, no default can be declared against the Borrower prior to the end of the 12 years loan term, namely December 31, 2021.

第六条                      法律适用和争议解决 Law governance and dispute solution
本协议适用中国法律。因本协议而发生任何争议时，首先双方应协商解决，如协商不成的，本协议各方应将该争议提交给法院裁决。
This Agreement shall be governed by the laws of China. Any dispute in connection with this Agreement, the parties shall firstly strive to settle the dispute through friendly consultation. In case no settlement can be reached through consultation, either party shall submit the dispute to the court.

第七条                      生效 Effectiveness
本协议经各方签署后即生效。本协议一式两份，各方各持一份。
This Agreement shall be effective upon the execution of the parties. The Agreement is signed in two originals, and each party shall hold one.

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本页仅为签署之用
Signing Page Only

贷方：王新顺（签字）：
Lender: Wang Xin Shun (signature):  /s/ Wang Xin Shun

借方：河南省顺成集团煤焦有限公司
Borrower: Henan Shuncheng Group Coal Coke Co., Ltd.

法定代表人或授权代表：
Legal Representative/Authorized Representative:
（签字）：
(signature):  /s/ Wang Xin Shun